Interest in Master Trust	12 Months Ended
Dec. 31, 2025
EBP 004 [Member]
EBP, Master Trust [Line Items]
Interest in Master Trust	Interest in Master Trust
The Plan’s investments are held in the Master Trust. The Plan maintains a divided beneficial interest in each of the investment accounts of the Master Trust.
The Plan’s interest in the investments of the Master Trust is based on the individual Plan participants’ investment balances (divided interest). Investment income (loss) is allocated by the Trustee on a daily basis through a valuation of each participating plan’s investments and each participant’s share of each investment. Expenses relating to the Master Trust are allocated to the individual funds based upon each participant’s pro rata share, per-share calculation, or by transaction in a specific fund. The Plan held a 75.3% and 74.6% interest in the Master Trust at December 31, 2025 and 2024, respectively.:
The net assets of the Master Trust for the years ended December 31 are as follows: